UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2021
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 11, 2021, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.    The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	223,790,188	1,898,640	278,815	28,768,545
Keith Barr	217,719,780	7,969,069	278,794	28,768,545
Christopher M. Connor	216,559,894	9,129,706	278,043	28,768,545
Brian C. Cornell	210,663,885	15,034,976	268,782	28,768,545
Tanya L. Domier	218,566,152	7,152,507	248,984	28,768,545
David W. Gibbs	225,089,625	612,954	265,064	28,768,545
Mirian M. Graddick-Weir	209,296,796	16,415,835	255,012	28,768,545
Lauren R. Hobart	225,074,756	640,006	252,881	28,768,545
Thomas C. Nelson	215,490,949	10,202,002	274,692	28,768,545
P. Justin Skala	224,054,597	1,629,444	283,602	28,768,545
Elane B. Stock	224,207,639	1,500,556	259,448	28,768,545
Annie Young-Scrivner	224,078,577	1,638,746	250,320	28,768,545

2.    The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2021 was approved based upon the following votes:

Votes for approval	246,772,651
Votes against	7,642,123
Abstentions	321,414
There were no broker non-votes for this item.

3.    The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	186,226,577
Votes against	37,491,719
Abstentions	2,249,347
Broker non-votes	28,768,545

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 13, 2021	/s/ John P. Daly
Chief Compliance Officer and
Associate General Counsel